                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                                 March 31, 1998
================================================================================

                               TABLE OF CONTENTS

1.   Debt Summary.......................................................   E-2

2.   Occupancy
          Percentage Leased.............................................   E-3
          Economic Occupancy............................................   E-4
          Regional Breakdown............................................   E-5

3.   Leases Signed Analysis
          Comparable and Non-Comparable.................................   E-6

4.   Press Release......................................................   E-7

5.   Glossary of Terms..................................................   E-10

================================================================================


                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (EXCLUDING CAPITAL LEASES AND INTEREST RATE SWAPS)
MARCH 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Balance
                                                                 Maturity                Rate          (in thousands)
MORTGAGES
                  Barracks Road                                       06/01/98              9.77%           $20,918
                  Falls Plaza                                         06/01/98              9.77%             4,166
                  Old Keene Mill                                      06/01/98              9.77%             6,830
                  West Falls                                          06/01/98              9.77%             4,781
                  Loehmanns Plaza                                     07/21/98              9.75%             6,299
                  Federal Plaza                                       03/10/01              8.95%            27,958
                  Tysons Station                                      09/01/01             9.875%             4,190
                  Bristol                                             08/01/98              9.65%            10,735
                  Escondido (Municipal bonds) purchased 12/31/96      10/01/16        Variable ##             9,400

                                                                                                            $95,277
                                                                                                         ==========

NOTES PAYABLE
                 Revolving credit facilities                              libor + .65%                      $63,000
                 Note issued in connection with
                    tenant buyout at Queen Anne Plaza                 01/15/06             8.875%             1,112
                 Note issued in connection with
                    renovation of Perring Plaza                       01/31/13             10.00%             2,759
                 Other                                                 various             various              241
                                                                                                         ----------

                                                                                                            $67,112
                                                                                                         ==========


UNSECURED PUBLIC DEBT
                 5 1/4% Convertible subordinated                      04/30/02             5.250%              $289
                   debentures
                 5 1/4% Convertible subordinated                      10/28/03             5.250%            75,000
                   debentures
                 8 7/8% Notes (fixed)                                 01/15/00             8.875%            75,000
                 8 7/8% Notes (fixed) *                               01/15/00             7.530%            25,000
                 8% Notes (fixed)                                     04/21/02             8.000%            25,000
                 6 5/8% Notes (fixed)                                 12/01/05             6.625%            40,000
                 7.48% Debentures                                     08/15/26             7.480%            50,000
                 6.82% Medium Term Notes                              08/01/27             6.820%            40,000
                 6.74% Medium Term Notes *                            03/10/06             6.370%            39,500
                 6.99% Medium Term Notes *                            03/10/06             6.894%            40,500
                                                                                                         ----------
                                                                                                           $410,289
                                                                                                         ==========

                                                         Total fixed rate debt                             $500,278       87.36%

                                                         Total variable rate debt                            72,400       12.64%
                                                                                                         ----------   ---------

                                                         Total debt                                        $572,678      100.00%
                                                                                                         ==========   =========


                                                         Weighted average interest rate:
                                                         ------------------------------
                                                          Fixed rate debt                                      7.48%
                                                          Variable on revolving facilities                     6.20%**
                                                          Variable on muncipal bonds                             ##




*The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
**Weighted average interest rate on revolving credit facilities for three months ended March 31,1998.
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

Federal Realty Investment Trust
Percentage Leased Analysis
March 31, 1998

---------------------------------------------------------------------------------------------------------------------
        Overall Occupancy
  (Quarter to Quarter Analysis)                       March 31, 1998                       March 31, 1997
                                            -----------------------------------  ------------------------------------
               Type                             Size      Leased     Occupancy      Size        Leased     Occupancy
---------------------------------------     ----------  ----------  -----------  ----------   ----------  -----------
Retail Properties (leasable square feet)    13,518,261  12,923,203      96%      13,051,013   12,233,746      94%
Rollingwood Apartments (# of units)                282         280      99%             282          281      99%

        Overall Occupancy
       (Rolling 12 Months)                             March 31, 1998                     December 31, 1997
                                            -----------------------------------  ------------------------------------
              Type                              Size      Leased     Occupancy      Size        Leased     Occupancy
---------------------------------------     ----------  ----------  -----------  ----------   ----------  -----------
Retail Properties (leasable square feet)    13,518,261  12,923,203      96%      13,518,197   12,919,532       96%
Rollingwood Apartments (# of units)                282         280      99%             282          279       99%

        Overall Occupancy
       (Rolling 12 Months)                           September 30, 1997                    June 30, 1997
                                            -----------------------------------  ------------------------------------
              Type                              Size      Leased     Occupancy      Size        Leased     Occupancy
---------------------------------------     ----------  ----------  -----------  ----------   ----------  -----------
Retail Properties (leasable square feet)    12,856,798  12,202,952       95%     12,770,492   11,986,868       94%
Rollingwood Apartments (# of units)                282         282      100%            282          280       99%

---------------------------------------------------------------------------------------------------------------------
        Same Center Occupancy
   (Quarter to Quarter Comparison)                     March 31, 1998                       March 31, 1997
                                            -----------------------------------  ------------------------------------
              Type                              Size      Leased     Occupancy      Size        Leased     Occupancy
---------------------------------------     ----------  ----------  -----------  ----------   ----------  -----------
Retail Properties (leasable square feet)    11,652,173  11,119,804       95%     11,541,536   10,936,017       95%
Rollingwood Apartments (# of units)                282         280       99%            282          281       99%

        Same Center Occupancy
         (Rolling 12 Months)                         At March 31, 1998                   At December 31, 1997
                                            -----------------------------------  ------------------------------------
              Type                              Size      Leased     Occupancy      Size        Leased     Occupancy
---------------------------------------     ----------  ----------  -----------  ----------   ----------  -----------
Retail Properties (leasable square feet)    11,652,173  11,119,804      95%      12,188,308   11,639,769       95%
Rollingwood Apartments (# of units)                282         280      99%             282          279       99%

        Same Center Occupancy
         (Rolling 12 Months)                        At September 30, 1997                 At June 30, 1997
                                            -----------------------------------  ------------------------------------
              Type                              Size      Leased     Occupancy      Size        Leased     Occupancy
---------------------------------------     ----------  ----------  -----------  ----------   ----------  -----------
Retail Properties (leasable square feet)    11,096,212  10,577,015       95%     11,150,587   10,531,352       94%
Rollingwood Apartments (# of units)                282         282      100%            282          280       99%

Federal Realty Investment Trust
Economic Occupancy Analysis
March 31, 1998

--------------------------------------------------------------------------------------------------------------------
    Overall Economic Occupancy
   (Quarter to Quarter Analysis)                     March 31, 1998                          March 31, 1997
                                           --------------------------------------   ----------------------------------
                                                            Leases                                 Leases
                                                          Generating     Economic                Generating    Economic
               Type                           Size          Income      Occupancy      Size        Income     Occupancy
---------------------------------------    -----------   ------------   ---------   ----------   ----------   ---------
Retail Properties (leasable square feet)    13,518,261     12,619,318      93%      13,051,013   11,987,214       92%
Rollingwood Apartments (# of units)                282            280      99%             282          276       98%

    Overall Economic Occupancy
        (Rolling 12 Months)                            March 31, 1998                        December 31, 1997
                                           --------------------------------------   ----------------------------------
                                                            Leases                                 Leases
                                                          Generating     Economic                Generating    Economic
               Type                           Size          Income      Occupancy      Size        Income     Occupancy
---------------------------------------    -----------   -----------    ---------   ----------   ----------   ---------
Retail Properties (leasable square feet)    13,518,261    12,619,318       93%      13,518,197   12,757,485       94%
Rollingwood Apartments (# of units)                282           280       99%             282          279       99%

    Overall Economic Occupancy
        (Rolling 12 Months)                         September 30, 1997                         June 30, 1997
                                           --------------------------------------   ----------------------------------
                                                            Leases                                 Leases
                                                          Generating     Economic                Generating    Economic
               Type                           Size          Income      Occupancy      Size        Income     Occupancy
---------------------------------------    -----------   -----------    ---------   ----------   ----------   ---------
Retail Properties (leasable square feet)    12,856,798    12,056,781        94%     12,770,492   11,724,538       92%
Rollingwood Apartments (# of units)                282           276        98%            282          280       99%

------------------------------------------------------------------------------------------------------------------------------------
     Same Center Economic Occupancy
    (Quarter to Quarter Comparison)
                                                        March 31, 1998                         March 31, 1997
                                           --------------------------------------   ----------------------------------
                                                            Leases                                 Leases
                                                          Generating     Economic                Generating    Economic
               Type                           Size          Income      Occupancy      Size        Income     Occupancy
---------------------------------------    -----------   -----------    ---------   ----------   ----------   ---------
Retail Properties (leasable square feet)    11,652,173    10,819,572        93%     11,541,536   10,750,163       93%
Rollingwood Apartments (# of units)                282           280        99%            282          276       98%

    Same Center Economic Occupancy
         (Rolling 12 Months)
                                                     At March 31, 1998                     At December 31, 1997
                                           --------------------------------------   ----------------------------------
                                                            Leases                                 Leases
                                                          Generating     Economic                Generating    Economic
               Type                           Size          Income      Occupancy      Size        Income     Occupancy
---------------------------------------    -----------   -----------    ---------   ----------   ----------   ---------
Retail Properties (leasable square feet)    11,652,173    10,819,572        93%     12,188,308   11,486,609       94%
Rollingwood Apartments (# of units)                282           280        99%            282          279       99%

    Same Center Economic Occupancy
         (Rolling 12 Months)
                                                    At September 30, 1997                    At June 30, 1997
                                           --------------------------------------   ----------------------------------
                                                            Leases                                 Leases
                                                          Generating     Economic                Generating    Economic
               Type                           Size          Income      Occupancy      Size        Income     Occupancy
---------------------------------------    -----------   -----------    ---------   ----------   ----------   ---------
Retail Properties (leasable square feet)    11,096,212    10,433,345        94%     11,150,587   10,269,022        92%
Rollingwood Apartments (# of units)                282           276        98%            282          280        99%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
MARCH 31, 1998

---------------------------------------------------------

                             Total Square     Occupancy
           Region              Footage        03/31/98
-------------------------   --------------  -------------
Northeast                       5,948,217        97%
Mid-Atlantic                    5,266,137        97%
Mid-West                          900,288        96%
Southeast                         634,076        77%
West Coast                        769,543        93%

---------------------------------------------------------

                             Total Square     Occupancy
           Region              Footage        03/31/98
-------------------------   --------------  -------------
Northeast                       5,948,217        97%
     Anchor                     3,626,857        99%
     Small Shops                2,321,360        92%

Mid-Atlantic                    5,266,137        97%
     Anchor                     2,551,844       100%
     Small Shops                2,714,293        94%

Mid-West                          900,288        96%
     Anchor                       517,014        97%
     Small Shops                  383,274        94%

Southeast                         634,076        77%
     Anchor                       302,245        67%
     Small Shops                  331,831        85%

West Coast                        769,543        93%
     Anchor                        88,095       100%
     Small Shops                  681,448        93%

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
MARCH 31, 1998

________________________________________________________________________________

COMPARABLE

                                                      WEIGHTED      AVERAGE PRIOR    AVERAGE CURRENT
                          NUMBER OF      SQUARE     AVERAGE LEASE     RENT PER         RENT PER         ANNUALIZED
   ROLLING 12 MONTHS     LEASES SIGN      FEET      TERM (YEARS)    SQUARE FOOT       SQUARE FOOT    INCREASE IN RENT
  -------------------    -----------     ------    --------------   -----------       -----------    ----------------
   1st Quarter 1998           78        304,204          7.0            $15.38           $17.43          $623,425
   4th Quarter 1997           72        272,820          9.2            $17.07           $19.60          $690,291
   3rd Quarter 1997           69        270,550          7.9            $14.21           $16.12          $518,342
   2nd Quarter 1997           73        357,162          9.6            $13.32           $15.11          $637,973
        Total                 292     1,204,736          8.5            $14.89           $16.94        $2,470,031
                                                  ESTIMATED
                                PERCENTAGE         TENANT
                                 INCREASE        IMPROVEMENT
   ROLLING 12 MONTHS          OVER PRIOR RENT       COSTS
  -------------------         ----------------   -----------
   1st Quarter 1998                      13%        $990,000
   4th Quarter 1997                      15%        $923,000
   3rd Quarter 1997                      13%      $1,269,000
   2nd Quarter 1997                      13%      $2,847,000
        Total                            14%      $6,029,000

NON-COMPARABLE

                                                                                                          ESTIMATED
                                                          WEIGHTED                          ANNUALIZED      TENANT
                                NUMBER OF     SQUARE    AVERAGE LEASE     AVERAGE RENT       CURRENT      IMPROVEMENT
      ROLLING 12 MONTHS        LEASES SIGN     FEET     TERM (YEARS)     PER SQUARE FOOT       RENT          COSTS
    ----------------------    ------------   --------  --------------   -----------------  -----------    -----------
       1st Quarter 1998            10         55,877        12.1             $22.49        $1,256,594        $585,000
       4th Quarter 1997            10         40,744        11.9             $21.03          $857,046         $90,000
       3rd Quarter 1997            15         99,537        10.0             $18.60        $1,851,254        $133,000
       2nd Quarter 1997             7         81,229        11.5             $11.75          $954,526        $348,000
            Total                  42        277,387        11.2             $17.73        $4,919,420      $1,156,000

                                                        Kathy Klein
                                                        Vice President
                                                        Corporate Communications
                                                        301/998-8211


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                      FIRST QUARTER 1998 OPERATING RESULTS


Rockville, Maryland
May 11, 1998


     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the first quarter of 1998 increased 12% to $21.2 million from $19.0 million in the first quarter of 1997. On a per share basis, funds from operations rose 6% to $.53 in the first quarter of 1998 from $.50 in the comparable quarter of 1997.

     A comparison of property operations for the first quarter of 1998 versus the first quarter of 1997 shows the following:

 .    Rental income increased 20% to $52.5 million in 1998 from $43.9 million in
     1997. When adjusted to exclude properties acquired and sold during 1997 and 1998, rental income increased 6% to $45.0 million in 1998 from $42.6 million in 1997.

 .    During the first quarter of 1998, the Trust signed leases for a total
     360,000 square feet of retail space. On a same space basis, the Trust re-leased 304,000 square feet at an average increase in rent per square foot of 13%. The weighted average rent on these leases was $17.43 per square foot compared to the previous average rent of $15.38 per square foot.

 .    At March 31, 1998, the Trust's overall portfolio was 96% leased compared to
     94% a year ago. Same property occupancy stood at 95% at both March 31, 1998 and 1997.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "We are pleased that 1998 is off to a good start. Demand for our retail space remains strong as evidenced by our rental income growth and high occupancy levels. In addition, we continue to benefit from our redevelopment efforts and to expand our development pipeline."

     Year-to-date, the Trust has acquired 13 retail properties containing 259,000 square feet for an investment of approximately $24 million. The acquisitions include the purchase of nine retail buildings on Houston Street in San Antonio, Texas; one retail building on Third Street Promenade in Santa Monica, California; one building on Bethesda Avenue in Bethesda, Maryland; and two retail buildings on Mill Avenue in Tempe, Arizona.

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 113 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 30 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

     The Trust will hold its First Quarter 1998 Conference Call on Tuesday, May 12th at 11:00 am Eastern Time. To participate on the call, please dial
(913) 981-5502.

                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                                                                         Three Months Ended
                                                                                                             March 31,
OPERATING RESULTS                                                                                     1998               1997
-----------------                                                                                     ----               ----
REVENUES
  Rental income                                                                                       $   52,481         $   43,920
  Interest                                                                                                 1,594              1,500
  Other income                                                                                             2,102              3,227
                                                                                                      ----------         ----------
                                                                                                          56,177             48,647
EXPENSES
  Rental                                                                                                  11,922             10,216
  Real estate taxes                                                                                        5,472              4,574
  Interest                                                                                                12,693             11,989
  Administrative                                                                                           1,841              2,101
  Depreciation and amortization                                                                           10,769             10,124
                                                                                                      ----------         ----------
                                                                                                          42,697             39,004
                                                                                                      ----------         ----------
OPERATING INCOME BEFORE INVESTORS' SHARE OF
 OPERATIONS                                                                                               13,480              9,643
  Investor's share of operations                                                                            (786)              (332)
                                                                                                      ----------         ----------
Net income                                                                                            $   12,694         $    9,311
Dividends on preferred stock                                                                              (1,988)                 -
                                                                                                      ----------         ----------
NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS                                                              10,706              9,311
                                                                                                      ==========         ==========
Earnings per common share, basic                                                                      $     0.27         $     0.25
                                                                                                      ==========         ==========
Earnings per common share, diluted                                                                    $     0.27         $     0.24
                                                                                                      ==========         ==========
Weighted average shares outstanding, basic                                                                38,949             37,483
Weighted average shares outstanding, diluted                                                              39,870             38,033
FUNDS FROM OPERATIONS
  Net income available for common shareholders                                                        $   10,706         $    9,311
  Add:  depreciation and amortization
        of real estate assets                                                                              9,738              9,064
  Add:  amortization of initial direct
        costs of leases                                                                                      593                584
  Add:  income attributable to operating
        partnership units                                                                                    207                  -
  Funds from operations, diluted                                                                      $   21,244         $   18,959
                                                                                                      ==========         ==========
  Funds from operations per share, diluted                                                            $     0.53         $     0.50
                                                                                                      ==========         ==========

                                                                                                      March 31,         December 31,
BALANCE SHEET DATA                                                                                       1998               1997
------------------                                                                                    ----------         ----------
ASSETS
  Real estate, at cost                                                                                $1,481,386         $1,453,639
  Accumulated depreciation and amortization                                                             (255,703)          (247,497)
                                                                                                      ----------         ----------
                                                                                                       1,225,683          1,206,142

  Mortgage notes receivable                                                                               40,733             38,360
  Cash and investments                                                                                    15,890             17,043
  Receivables                                                                                             17,564             18,794
  Other assets                                                                                            39,278             36,234
                                                                                                      ----------         ----------
TOTAL ASSETS                                                                                          $1,339,148         $1,316,573
                                                                                                      ==========         ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Obligations under capital leases & mortgages payable                                                $  220,998            221,573
  Notes payable                                                                                           67,112            119,028
  Senior Notes                                                                                           335,000            255,000
  5 1/4% Convertible subordinated debentures                                                              75,289             75,289
  Other liabilities                                                                                       90,936             91,873

SHAREHOLDERS' EQUITY                                                                                     549,813            553,810
                                                                                                      ----------         ----------
                                                                                                      $1,339,148         $1,316,573
                                                                                                      ==========         ==========

                               GLOSSARY OF TERMS



AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges.

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.